Exhibit 99.2 Enabling the development of November 2-3, 2023 • MADRID serum [TTR] as a biomarker for treatment of ATTR amyloidosis Julian D. Gillmore National Amyloidosis Centre, Division of Medicine, University College London on behalf of: 2 3 4 5 5 Jörg Täubel, Ed Gane, Björn Pilebro, Michael L. Maitland, Ricardo Rocha, 5 5 5 5 5 Joy Olbertz, Adia Leung, Derek Smith, Michael D. Pickard, Carri Boiselle, 5 5 6 5 7 Yuanxin Xu, Peijuan Zhu, David Gutstein, Liron Walsh, David Adams 2 Richmond Pharmacology, St. George’s University of London, London, UK 3 New Zealand Clinical Research, Auckland, New Zealand 4 Department of Public Health and Clinical Medicine, Umeå University, Umeå, Sweden 5 Intellia Therapeutics, Cambridge, MA, USA 6 Regeneron Pharmaceuticals, Tarrytown, NY, USA 7 Department of Neurology, CHU Bicetre, University Paris Saclay, AP-HP, Le Ktremin-Bicetre, France

Disclosures • Adviser for Alnylam, AstraZeneca, Attralus, BridgeBio, Ionis, Pfizer, and Intellia

# Treatment outcomes in systemic amyloidosis associate with the residual concentration of the amyloid precursor protein[1,2]

AA Amyloidosis[1]


A
Median SAA values >50 mg/L
Baseline
3-year follow-up

**Unresponsive to methotrexate and steroids**

AL Amyloidosis[a]


2016
2019
2022

**Hematologic response** **Hematologic relapse**

- More amyloid = worse outcomes
  Less amyloid = better outcomes
- "Natural" clearance of *in vivo* amyloid deposits occurs slowly
- Clearance of amyloid occurs at different rates in different organs
  *Liver vs heart*
- The rate of amyloid clearance varies between individuals
  *A 75% reduction in fibril precursor protein concentrations may be sufficient to permit amyloid regression in one patient but may result in amyloid accumulation in another*

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Reprinted from *The Lancet*, Gillmore JD, et al, volume 358, Amyloid load and clinical outcome in AA amyloidosis in relation to circulating concentration of serum amyloid A protein, pages 24-29, copyright 2001, with permission from Elsevier.

AA, amyloid A; AL, amyloid light chain; SAA, serum amyloid A.

1. Gillmore JD, et al. *Lancet.* 2001;358(9275):24-29.
2. Lachmann HJ, et al. *Br J Haematol.* 2003;122(1):78-84.

[a]Unpublished.

AMYLOIDOSIS ALLIANCE

# Our community has incorporated this information to advance therapy in AA and AL amyloidosis

## Specific concentration thresholds inform outcomes

### AA amyloidosis[1]

**Unadjusted relative risk of death associated with the most recent median annual SAA concentration during follow-up[a]**



SAA Octile (mg/L)
<4
≥4 to <9
≥9 to <16.7
≥16.7 to <28
≥38 to <45.6
≥45.6 to <87
≥87 to <155
≥155
1.0
3.9
5.1
7.0
9.1
12.1
17
17.7
P value
-
0.007
0.003
0.07
0.008
<0.001
<0.001
<0.001
0.5
1.0
5
50
Relative risk (95% CI)

[a]The SAA value is the median concentration within each 12-month period and was incorporated into the Cox regression model as a time-dependent covariate.

### AL amyloidosis[2]



1.0
0.8
0.6
0.4
0.2
Survival (proportion)
P = .01
P < .001
P < .001
<10 mg/L
<40 mg/L
aCR (97 patients; 3.6 deaths/100 py)
VGPR (233 patients; 9.6 deaths/100 py)
PR (140 patients; 23.7 deaths/100 py)
NR (179 patients; 47.2 deaths/100 py)
0
12
24
36
48
Time (months)

1. Lachmann HJ, et al. *N Engl J Med.* 2007;356(23):2361-2371.
2. Palladini G, et al. *J Clin Oncol.* 2012;30(36):4541-4549.

From Palladini G, et al, New criteria for response to treatment in immunoglobulin light chain amyloidosis based on free light chain measurement and cardiac biomarkers: impact on survival outcomes, *Journal of Clinical Oncology*, volume 30, issue 36, pages 4541-4549, DOI: 10.1200/JCO.2011.37.7614, with permission from Wolters Kluwer Health.

AA, amyloid A; aCR, amyloidosis complete response; AL, amyloid light chain; CI, confidence interval; NR, no response; PR, partial response; py, person years;SAA, serum amyloid A; VGPR, very good partial response.

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AMYLOIDOSIS ALLIANCE

There is an equilibTherape rium bet utic str ween ategies cir in cu am lat yloing idos amyl is oid fibril precursor protein Therapeutic strategies in amyloidosis concentration and change in amyloid burden Pr Precu ecur rso sor r p pr ro ote teiin n A Amyl mylo oiid d Precursor protein Amyloid Precursor protein Amyloid Reversion to normally folded protein Reversion to normally folded protein Precursor protein Amyloid Amyloid clearance Fibril formation Fibril formation F Fiib br riill fo for rma mati tio on n Amyloid formation Stabilise amyloid- Stabilise amyloid- forming proteins forming proteins ▪β sheet breakers ▪β sheet breakers Enhance removal of Stabilise amyloid- Enhance removal of existing amyloid Reduce supply of existing amyloid forming proteins Reduce supply of Reduce supply of Reduce supply of amyloid amyloid precursor • β sheet breakers amyloid ▪ Immunotherapy amyloid ▪ Immunotherapy precursor protein protein precursor ▪ SAP depletion precursor ▪ SAP depletion • Immunotherapy protein protein • SAP depletion • Chemotherapy in AL • Anti-inflammatory therapy in AA • Gene “silencers” and gene editing in ATTR AA, amyloid A; AL, amyloid light chain; ATTR, transthyretin amyloidosis; SAP, serum amyloid P component.

# Percent reduction in serum [TTR] is associated with clinical benefit in ATTR amyloidosis

## Pharmacodynamics: % change in serum TTR over 18 months[1]



Mean Change in Serum Transthyretin (%)
10
0
−10
−20
−30
−40
−50
−60
−70
−80
−90
−100
0 3 6 9 12 15 18 21 24 27 30 33 36 39 42 45 48 51 54 57 60 63 66 69 72 75 78 81
Weeks
Placebo
Patisiran

Median reduction in serum TTR in the patisiran group was 81% (range, -38% to 95%) and was similar across age, sex, or genotype[1]

In a post hoc analysis of the cardiac subpopulation (n=126), there was **an approximate 45% reduction** in the composite rate of cardiac hospitalization and all-cause mortality[2]

## Primary endpoint: mNIS+7 neuropathy score[1]



Least-Squares Mean Change in mNIS+7
35
30
25
20
15
10
5
0
−5
−10
Worse
Better
Difference at 18 mo
(patisiran−placebo):
−34.0±3.0
P<0.001
28.0±2.6
(N=51)
Placebo
14.0±2.1
(N=67)
−6.0±1.7
(N=137)
−2.0±1.5
(N=141)
Patisiran
Baseline
9 Mo
18 Mo

**56% vs 4%**

of patisiran- and placebo-treated patients, respectively, experienced a **halting or reversal of disease progression** (change <0 point mNIS+7)[1]

1. Adams D, et al. *N Engl J Med*. 2018;379(1):11-21.
2. Solomon SD, et al. *Circulation*. 2019;139(4):431-443.

Graphs from *The New England Journal of Medicine*, Adams D, et al, Patisiran, an RNAi therapeutic, for hereditary transthyretin amyloidosis, volume 379, pages 11-21, copyright 2018 Massachusetts Medical Society. Reprinted with permission from Massachusetts Medical Society.

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ATTR, transthyretin amyloidosis; mNIS+7, modified neuropathy impairment score +7; TTR, transthyretin.

AMYLOIDOSIS ALLIANCE

# Serum [TTR] is typically expressed as % reduction from baseline – should we be using residual absolute serum [TTR] instead?

## % serum TTR reduction vs ΔmNIS+7 by nonile in APOLLO A

At the population level, ≈80% TTR lowering is associated with improved score



Disease Stasis at 79.2% TTR Reduction
delta mNIS+7 at 18m
100
50
0
-50
-100
-29.6
6.08
30.6
64.3
83.4
92.9
TTR Knockdown

Polydefkis M, et al. Presented at ISA. Mar 26-29, 2018; Kumamoto, Japan. Graph used with permissions from first author.

## Same % serum TTR reduction can mean different risk for ongoing fibril formation

| | 80% knockdown | |
|---|---|---|
| | Patient 1 | Patient 2 |
| Predose [TTR] (µg/mL) | 350 | 150 |
| Postdose [TTR] (µg/mL) | 70 | 30 |

Both represent 80% knockdown, but >2× available substrate for ongoing amyloid formation in Patient 1 post-treatment

**Should we be using residual absolute serum [TTR] instead?**

4TH INTERNATIONAL ATTR Amyloidosis meeting

ΔmNIS+7, change in modified neuropathy impairment score +7; TTR, transthyretin.

AMYLOIDOSIS ALLIANCE

# The NTLA-2001 phase 1 study in ATTR amyloidosis has completed enrollment (N=72)

**Two-part, open-label, multicenter study in adults with hereditary ATTR amyloidosis with polyneuropathy (ATTRv-PN) or ATTR amyloidosis with cardiomyopathy (ATTR-CM)**

**Intervention:** Single dose CRISPR/Cas9-based gene editing therapy administered via an intravenous (IV) infusion

| | PART I: Single-Ascending Dose Escalation | | PART II: Dose Expansion | |
|---|---|---|---|---|
| ATTRv-PN patients (n=36) | 0.1 mg/kg (n=3)<br>0.3 mg/kg (n=3)<br>0.7 mg/kg (n=3)<br>1.0 mg/kg (n=6) | n=15 | 55 mg (n=16)<br>80 mg (n=5) | n=21 |
| ATTR-CM patients (n=36) | 0.7 mg/kg NYHA Class I/II (n=3)<br>0.7 mg/kg NYHA Class III (n=6)<br>1.0 mg/kg NYHA Class I/II (n=3) | n=12 | 55 mg NYHA Class I/II (n=12)<br>55 mg NYHA Class III (n=12) | n=24 |

N=72

## PRIMARY OBJECTIVES

Evaluate safety, tolerability, PK, and PD

- *Measure serum TTR levels*

## SECONDARY OBJECTIVES

Evaluate efficacy on clinical measures of:

- *Neurologic function in patients with ATTRv-PN*
- *Cardiac disease in patients with ATTR-CM*

Clinicaltrials.gov ID: NCT0460105.

ATTR, transthyretin amyloidosis; Cas, CRISPR-associated protein; CRISPR, clustered regularly interspaced short palindromic repeats; NYHA, New York Heart Association; PD, pharmacodynamics; PK, pharmacokinetics.

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AMYLOIDOSIS ALLIANCE

Patient demographics and characteristics Characteristic PN Patients (N=36) CM Patients (N=29) All Patients (N=65) Age, years Median (min, max) 61 (19, 75) 78 (46, 86) 68 (19, 86) Sex, n (%) Male 26 (72) 28 (97) 54 (83) Weight, kg Median (min, max) 77 (55, 117) 82 (63, 115) 81 (55, 117) p.V50M 11 (31) 0 11 (17) p.V142I 1 (3) 6 (21) 7 (11) p.T80A 7 (19) 1 (3) 8 (12) TTR genotype, n (%) p.S97Y 7 (19) 0 7 (11) p.E62D 4 (11) 0 4 (6) Other 6 (17) 2 (7) 8 (12) WT 0 20 (69) 20 (31) No diagnosis of heart failure 12 (33) 0 12 (18) I 19 (53) 3 (10) 22 (34) NYHA Class, n (%) II 5 (14) 14 (48) 19 (29) III 0 12 (41) 12 (18) NT-proBNP, ng/L Median (min, max) 127 (<50, 1878) 1845 (851, 19,624) 757 (<50, 19,624) Data cutoff May 11, 2023. Interim data presented are for the first 65 (dosed and reached at least 28 days post-infusion by the data cutoff) of 72 patients dosed. Results from the final 7 patients will be reported at a future date. CM, cardiomyopathy; NT-proBNP, N‐terminal pro‐B‐type natriuretic peptide; NYHA, New York Heart Association; PN, polyneuropathy; TTR, transthyretin.

# Most frequent treatment emergent adverse events

**TEAEs by Maximum Toxicity Grade and Preferred Term Reported in >5% of All ATTRv-PN and ATTR-CM Patients (N=65)**

| AE, Preferred Term, n (%) | Any Grade | Grade 1 | Grade 2 | Grade ≥3 |
|---|---|---|---|---|
| Infusion-related reaction | 25 (38) | 10 (15) | 14 (22) | 1 (2) |
| Headache | 12 (18) | 12 (18) | | |
| Diarrhea | 11 (17) | 10 (15) | 1 (2) | |
| Back pain | 7 (11) | 7 (11) | | |
| COVID-19 infection | 6 (9) | 5 (8) | 1 (2) | |
| Cardiac failure | 6 (9) | 2 (3) | 2 (3) | 2 (3) |
| Upper respiratory tract infection | 6 (9) | 6 (9) | | |
| AST increased | 5 (8) | 3 (5) | 1 (2) | 1 (2) |
| Dizziness | 5 (8) | 5 (8) | | |
| Fatigue | 5 (8) | 5 (8) | | |
| Muscle spasms | 5 (8) | 4 (6) | 1 (2) | |
| Vision blurred | 5 (8) | 5 (8) | | |
| Atrial flutter | 4 (6) | | 1 (2) | 3 (5) |
| Constipation | 4 (6) | 2 (3) | 2 (3) | |
| Rash | 4 (6) | 4 (6) | | |

- This includes all reported events, including those unrelated to NTLA-2001 (e.g., atrial flutter and cardiac failure hospitalizations)
- Infusion-related reactions were most common; nearly all were considered mild and resolved without sequelae, and all patients received the complete, planned dose
- Any liver enzyme elevations resolved spontaneously, were asymptomatic, and required no intervention (e.g., steroids) or hospitalization

Data cutoff May 11, 2023.
Patients reporting more than one AE related to NTLA-2001 are counted only once using the maximum toxicity grade. AEs coded to preferred term using Medical Dictionary for Regulatory Activities (MedDRA), version 23.0 for PN and version 24.0 for CM. Interim data presented are from the initial 65 of 72 patients dosed. Results from the final 7 patients enrolled after the data cutoff will be reported at a future date. AE, adverse event; AST, aspartate transaminase; CM, cardiomyopathy; PN, polyneuropathy; TEAE, treatment-emergent adverse event.

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Regardless of baseline TTR levels, NTLA-2001 led to consistently low and sustained absolute serum [TTR] in all patients 350 350 ATTR-CM ATTRv-PN NYHA I-II 0.7 mg/kg (N=3) 0.3 mg/kg (N=3) 300 300 NYHA III 0.7 mg/kg (N=6) 0.7 mg/kg (N=3) NYHA I-II 1.0 mg/kg (N=3) 1.0 mg/kg (N=6) Baseline IQR: Baseline IQR: NYHA I-II 55 mg (N=11) 55 mg (N=16) 250 250 155 to 234 µg/mL 160 to 300 µg/mL NYHA III 55 mg (N=6) 80 mg (N=5) 200 200 150 150 100 100 50 50 0 0 0 1 2 3 4 5 6 7 8 9 10 11 12 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 Months Months Median (IQR) Residual absolute TTR concentration at day 28 17 µg/mL (11 to 24) Serum [TTR] at % Change from baseline in serum TTR at day 28 -91% (-88 to -94) Day 28 (n=62) Data cutoff May 11, 2023. Figure notes: Results for each dose level are shown out to the last time point with complete follow-up for the entire cohort. Interim data presented excludes the 0.1 mg/kg cohort from the dose-escalation of the polyneuropathy arm. The three patients in the 0.1 mg/kg cohort have been re-dosed at 55 mg and results will be shared in a future presentation. The 55 mg and 80 mg doses are the fixed doses corresponding to 0.7 mg/kg and 1.0 mg/kg, respectively. ATTR-CM, transthyretin amyloidosis with cardiomyopathy; ATTRv-PN, hereditary transthyretin amyloidosis with polyneuropathy; IQR, interquartile range; NYHA, New York Heart Association; SD, standard deviation; TTR, transthyretin. Serum [TTR] (µg/mL) Mean ± SD Serum [TTR] (µg/mL) Mean ± SD

Regardless of baseline TTR levels, NTLA-2001 led to consistently low and sustained absolute serum [TTR] in all patients The median (IQR) maximum change from day 28 onward (measure of fluctuations) = -1.4 µg/mL (-4.7 to 1.7) 350 350 ATTR-CM ATTRv-PN 300 NYHA I-II 0.7 mg/kg (N=3) 300 0.3 mg/kg (N=3) NYHA III 0.7 mg/kg (N=6) 0.7 mg/kg (N=3) NYHA I-II 1.0 mg/kg (N=3) 1.0 mg/kg (N=6) 250 250 NYHA I-II 55 mg (N=11) 55 mg (N=16) NYHA III 55 mg (N=6) 80 mg (N=5) 200 200 150 150 100 100 50 50 0 0 0 1 2 3 4 5 6 7 8 9 10 11 12 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 Months Months Data cutoff May 11, 2023. Figure notes: Mean depicted only when there are two or more data points. Subsequent points connected by a dashed line denotes less than full group follow-up. Interim data presented excludes the 0.1 mg/kg cohort from the dose-escalation of the polyneuropathy arm. The three patients in the 0.1 mg/kg cohort have been re-dosed at 55 mg and results will be shared in a future presentation. The 55 mg and 80 mg doses are the fixed doses corresponding to 0.7 mg/kg and 1.0 mg/kg, respectively. ATTR-CM, transthyretin amyloidosis with cardiomyopathy; ATTRv-PN, hereditary transthyretin amyloidosis with polyneuropathy; IQR, interquartile range; NYHA, New York Heart Association; SD, standard deviation; TTR, transthyretin. Serum [TTR] (µg/mL) Mean ± SD Serum [TTR] (µg/mL) Mean ± SD

Summary • In other systemic amyloidoses, the residual, absolute concentration of the amyloid precursor protein is closely associated with clinical outcomes • Interim data from 62 patients with ATTR amyloidosis treated with NTLA-2001 continue to show a favorable safety and tolerability profile, with rapid, consistent, and durable reductions of serum [TTR] to low levels in all patients • For treatments that reduce total serum [TTR], with nonfluctuating steady state measures, the residual absolute serum [TTR] could be a robust biomarker of ATTR amyloidosis therapy outcomes • With collaboration, this approach to biomarker development has facilitated progress in care and better outcomes in AA and AL amyloidosis AA, amyloid A; AL, amyloid light chain; ATTR, transthyretin amyloidosis; TTR, transthyretin.

Acknowledgments We extend our gratitude to the patients who United Kingdom participated in the NTLA-2001 Phase 1 study National Amyloidosis Centre and their family and caregiver networks Physicians Histology Staff executing the study on behalf of: Prof. Mariana Janet Gilbertson Richmond Pharmacology, London Fontana New Zealand Clinical Research, Auckland Prof. Philip Hawkins Imaging Umea University, Sweden CHU Bicetre, University of Paris-Saclay Laboratory Dorota Rowczenio Intellia Therapeutics Regeneron Pharmaceuticals Prof. Paul Simons Genetics Guglielmo Verona David Hutt Editorial support was provided by James Banigan, PhD, and Shannon Davis of Apollo Medical Communications, part of Helios Global Group, and funded by Intellia Therapeutics

Appendix

Dose-responsive rapid and deep serum TTR reduction sustained across all patients 0.1 mg/kg (N=3) NYHA I-II 0.7 mg/kg (N=3) ATTR-CM ATTRv-PN 0.3 mg/kg (N=3) 0 0 NYHA III 0.7 mg/kg (N=6) 0.7 mg/kg (N=3) NYHA I-II 1.0 mg/kg (N=3) -10 -10 1.0 mg/kg (N=6) NYHA I-II 55 mg (N=11) 55 mg (N=16) NYHA III 55 mg (N=6) -20 -20 80 mg (N=5) -30 -30 -40 -40 -50 -50 -60 -60 -70 -70 -80 -80 -90 -90 -100 -100 0 1 2 3 4 5 6 7 8 9 10 11 12 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 Months Months % Change from baseline in serum TTR at Day 28 (n=62, excludes the 0.1 mg/kg cohort) Mean (SE) serum [TTR] -90% (0.86) Median (IQR) serum [TTR] -91% (-88 to -94) Data cutoff May 11, 2023. Figure notes: Results for each dose level are shown out to the last time point with complete follow-up for the entire cohort. ATTR-CM, transthyretin amyloidosis with cardiomyopathy; ATTRv-PN, hereditary transthyretin amyloidosis with polyneuropathy; NYHA, New York Heart Association; SE, standard error; TTR, transthyretin. Change from baseline in serum TTR (%) Mean ± SE Change from baseline in serum TTR (%) Mean ± SE